UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2019

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The NASDAQ Capital Market
Warrants to purchase Common Stock	APDNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2019, Applied DNA Sciences, Inc. (the “Company”), announced that it has entered into subscription agreements (the “Subscription Agreement”) for a private placement (the “Private Placement”) of its Common Stock, par value $.001 per share (the “Common Stock”), with a group of accredited investors, including the Company’s chief executive officer, president and chairman of the board of directors and the chief information officer (the “Investors”). The Private Placement closed with respect to each investor on August 22, 2019. As a result of the Private Placement, the Company expects to issue and sell 1,548,151 shares of Common Stock at a price of $0.27 per share (the “Purchase Price”) for total expected gross proceeds of $418,000. The Purchase Price represents the greater of (i) the lower of (x) the closing price per share of Common Stock (as reflected on Nasdaq.com) on August 21, 2019 or (y) the average closing price per share of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding August 22, 2019 and (ii) the consolidated closing bid price per share of Common Stock on August 21, 2019.

The issuance of the Common Stock will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and such Common Stock will therefore be restricted. Each investor gave representations that he, she or it was an “accredited investor” (as defined under Rule 501 of Regulation D) and that he, she or it is purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general solicitation conducted in connection with the offer and sale of the securities.

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Subscription Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Subscription Agreement between investors and Applied DNA Sciences, Inc., dated August 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2019	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement between investors and Applied DNA Sciences, Inc., dated August 22, 2019.